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                                                                     EXIBIT 10.2

                            STOCK PURCHASE AGREEMENT

       This STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of October 25, 1996, by and among American Telecasting, Inc., a Delaware corporation (the "Company"), Wartone Property Holdings Ltd., a corporation organized under the laws of the Republic of Ireland, Harletko Ltd., a corporation organized under the laws of the Republic of Ireland, and Tarian Properties Ltd., a corporation organized under the laws of the Republic of Ireland (each a "Purchaser").

                                   ARTICLE I

                      Purchase and Sale of Preferred Stock

              1.1 Purchase and Sell. Upon the basis of the representations, warranties and covenants, for the consideration, and subject to the terms and conditions set forth in this Agreement, the Company hereby sells to each Purchaser, and each Purchaser purchases from the Company, 50,000 shares of a series of preferred stock, $.01 par value per share, of the Company (the "Preferred Stock") designated as the Series B Convertible Preferred Stock and having the preferences and rights set forth in the form of Certificate of Designation attached as Exhibit A hereto (the "Certificate"), free and clear of all claims, liens, charges and encumbrances of any nature whatsoever, and, in consideration of the sale of the shares of Preferred Stock by the Company to each Purchaser, such Purchaser is hereby paying cash to the Company in the aggregate amount of $5,000,000. Each Purchaser hereby acknowledges receipt of the certificate evidencing the Preferred Stock purchased by it and the Company hereby acknowledges receipt from each Purchaser of its purchase price.

                                  ARTICLE II.

            Representations, Warranties and Covenants of the Company

              The Company hereby represents, warrants and covenants to each Purchaser as follows;

              2.1 Incorporation and Organization. The Company is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own and operate its assets and properties and carry on its businesses as presently conducted and is duly qualified to do business and is in good standing in all jurisdictions in which the ownership or occupancy of its properties or its activities presently makes such qualification necessary, except where the failure to so qualify or, be in good standing would not have a material adverse effect upon the businesses, properties or assets of the Company and its subsidiaries taken as a whole.
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              2.2    Authority and Validity.  The Company has all requisite
corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including without limitation the sale and issuance of the Preferred Stock hereunder and the issuance of shares of the Company's Class A Common Stock, $.01 par value per share (the "Common Stock"), upon conversion of the Preferred Stock. The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action of the Company. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought. The shares of Preferred Stock are, and any shares of Common Stock when issued upon conversion of the Preferred Stock in accordance with this Agreement and the Preferred Stock will be, duly and validly issued, fully paid and nonassessable and free of preemptive rights by any shareholders of the Company.

              2.3 Consents and Approvals. Assuming the accuracy of the representation of each Purchaser set forth in Section 3.5 hereof and except as may be required pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or pursuant to the Securities Act of 1933, as amended (the "Securities Act"), in connection with the Company's registration obligation under Article V hereof, all authorizations, approvals and consents, if any, required to be obtained from, and all registrations, declarations and filings, if any, required to be made with all governmental authorities and regulatory bodies to permit the Company to execute and deliver, and to perform its obligations under, this Agreement have been obtained or made, as the case may be, and all such authorizations, approvals, consents, registrations, declarations and filings (collectively, "Company consents and filings") are in full force and effect, except where failure to obtain and/or maintain in full force and effect such Company consents and filings would not have a material adverse effect upon the execution and delivery of, and upon the performance of the Company's obligations under, this Agreement.

              2.4 No Violations. Neither the execution or delivery by the Company, nor the consummation by the Company of the transactions herein contemplated, nor the fulfillment by the





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Company of the terms and provisions hereof (other than the requirement that the
Company repurchase securities under the circumstances contemplated by Section 4.1(b) hereof) (i) will conflict with, violate or result in a breach of, any of the terms, conditions or provisions of any law, regulation, order, writ, injunction, decree, determination or award of any court, governmental department, board, agency or instrumentality or any arbitrator, applicable to the Company, (ii) will conflict with, violate or result in a breach of, or constitute a default under, any of the terms, conditions or provisions of the Company's certificate of incorporation, certificates of designations and bylaws, or (iii) will conflict with, violate or result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any material loan agreement, indenture, trust, deed or other agreement or instrument to which the Company is a party or by which it is bound, except where such conflict, violation or breach will not have a material adverse effect on the Company's execution, delivery, consummation or fulfillment of this Agreement.

              2.5 Public Documents. As of the dates on which they were filed, none of the Company's filings with the Securities and Exchange Commission (the "SEC") since January 1, 1995 contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has registered the Common Stock pursuant to Section 12 of the Exchange Act and the Common Stock is included for trading on the NASDAQ Stock Market. The Company has filed in a timely manner all material required to be filed pursuant to all applicable reporting obligations under either Section 13(a) or 15(d) of the Exchange Act for a period of at least 12 months prior to the date hereof.

              2.6 Full Disclosure. There is no fact known to the company (other than general economic conditions known to the public generally) that has not been disclosed in the Company's filings with the SEC that (i) is likely to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, business prospects, properties or assets of the Company and its subsidiaries taken as a whole, or (ii) is likely to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

              2.7 Exemption from Securities Act. Assuming that the representations, warranties and acknowledgments of each Purchaser provided for in Article III hereof are true and correct, the sale of the shares of Preferred Stock to such Purchaser pursuant to





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this Agreement will be exempt from the registration provisions of the
Securities Act and the registration provisions of any blue sky or other state securities law or regulation (hereinafter collectively referred to as "blue sky laws") of any applicable jurisdiction.

              2.8 Conversion. Subject to compliance by each Purchaser with its representations, warranties and covenants hereunder, the Company will permit such Purchaser to exercise its right to convert shares of Preferred Stock by telecopying an executed and completed Notice of Conversion (as defined in the Certificate) to the Company and delivering the original Notice of Conversion and the certificate representing the shares of Preferred Stock to the Company by express courier. Each date on which a Notice of Conversion is telecopied to and received by the Company in accordance with the provisions hereof shall be deemed a Conversion Date (as defined in the Certificate). Subject to compliance by the Purchaser with its representations, warranties and covenants hereunder, the company will transmit the certificates representing shares of Common Stock issuable upon conversion of any shares of Preferred Stock (together with the certificates representing the shares of Preferred Stock not so converted) to the Purchaser via express courier or otherwise within three business days after the date on which the Company receives the original Notice of Conversion and certificate for the shares of Preferred Stock being so converted, In addition to any other remedies which may be available to each Purchaser, in the event that the Company fails for any reason to transmit such certificates within such three-business day period, each Purchaser will be entitled to revoke any relevant Notice of Conversion sent by it by delivering by telecopy a notice to such effect to the Company not later than the time at which such Purchaser actually receives such certificates, whereupon the Company and such Purchaser shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion and the Company shall not be liable in any manner for such failure.

                                  ARTICLE III

           Representations, Warranties and Covenants of the Purchasers

              Each Purchaser hereby represents, warrants and covenants to the Company solely with respect to itself as follows:

              3.1 Organization. Such Purchaser has been duly organized and is subsisting as a corporation under the laws of the Republic of Ireland and has full power and authority to own





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and operate its assets and properties and carry an its businesses as presently conducted.

              3.2 Authority. Such Purchaser has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by such Purchaser of this Agreement and the consummation by such Purchaser of the transactions contemplated hereby have been duly authorized by all necessary action of such Purchaser. This Agreement has been duly and validly executed and delivered by such Purchaser and constitutes a valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought.

              3.3 Consents and Approvals. Assuming the accuracy of the representation of the Company set forth in Section 2.3 hereof, all authorizations, approvals and consents, if any, required to be obtained from, and all registrations, declarations and filings, if any, required to be made with, all governmental authorities and regulatory bodies to permit such Purchaser to execute and deliver, and to perform its obligations under, this Agreement have been obtained or made, as the case may be, and all such authorizations, approvals, consents, registrations, declarations and filings (collectively, "Purchaser consents and filings") are in full force and effect, except where failure to obtain and/or maintain in full force and effect the Purchaser consents and filings would not have a material adverse effect upon the execution and delivery of, and upon the performance of the Purchasers' obligations under, this Agreement.

              3.4 No Violations. Neither the execution or delivery by such Purchaser of this Agreement, nor the consummation by such Purchaser of the transactions herein contemplated, nor the fulfillment by such Purchaser of the terms and provisions hereof (i) will conflict with, violate or result in a breach of, any of the terms, conditions or provisions of any law, regulation, order, writ, injunction, decree, determination or award of any court, governmental department, board, agency or instrumentality or any arbitrator, applicable to such Purchaser, (ii) will conflict with, violate or result in a breach of, or constitute a default under, any of the terms, conditions or provisions of such Purchaser's organizational documents, or (iii) will conflict with, violate or result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any material





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loan agreement, indenture, trust, deed or other agreement or instrument to which such Purchaser is a party or by which it or he is bound, except where such conflict, violation or breach will not have a material adverse effect on such Purchaser's execution, delivery, consummation or fulfillment of this Agreement.

              3.5 Investment Representation. Such Purchaser is an accredited investor within the meaning of Regulation D promulgated under the Securities Act and is acquiring the shares of Preferred Stock and any shares of Common Stock issuable upon conversion thereof (collectively, the "Company Securities") for its own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act. Such Purchaser understands that the Company Securities have not been registered under the Securities Act or any blue sky laws in reliance, in part, upon the representations, warranties and covenants contained herein. Such Purchaser also understands that it cannot offer for sale, sell or transfer the Company Securities except as provided below.

              3.6 Transfer Restrictions. Such Purchaser agrees that the following restrictive legend will be placed on certificates representing any or all of the Company Securities and that transfer of any or all of the Company Securities may be refused by the Company's transfer agent unless the Company Securities for which transfer is sought are registered under the Securities Act and all other applicable federal securities or blue sky laws or unless such Purchaser provides information satisfactory to the Company that such registration is not required:

              "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (1) TO THE COMPANY, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES."

              Such Purchaser agrees that the Company Securities being delivered pursuant to this Agreement shall not be transferred by such Purchaser except
(i) pursuant to an effective registration statement under the Securities Act, or (ii) pursuant to an





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exemption from registration under the Securities Act.  Each Purchaser represents and warrants that it has (i) such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Company Securities, (ii) all information deemed by it to be necessary or appropriate to evaluate the risks and merits of an investment in the Company Securities, (iii) received all information requested from the Company, and (iv) had the opportunity to ask questions of and receive answers from representatives of the Company concerning the Company.

              3.7    Trading in Securities Of the Company; Conversion.   For so
long as a Purchaser shall hold shares of Preferred Stock which remain convertible into shares of Common Stock, such Purchaser nor any of its affiliates will not directly or indirectly (i) establish or maintain any short position in any securities of the Company, it being agreed that its ownership of the Company Securities shall be disregarded for purposes of determining whether there is a short position, or (ii) within three business days prior to the giving of a "Conversion Notice" with respect to the Preferred Stock, sell or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable for shares of Common Stock.

                                   ARTICLE IV

                                  Registration

              4.1 Registration. (a) The Company agrees to effect the registration under the Securities Act and relevant blue sky laws of the shares of Common Stock issuable upon conversion of the Preferred Stock (the "Registration Shares") in order to permit their resale by the Purchaser, it being agreed for such purposes that the Company will have complied with its agreement to register shares hereunder if such registration statement covers the resale of that number of Registration Shares equal to twice the number of shares of Common Stock that would be issued if all of the Preferred Stock were to be converted on the day prior to the initial filing of such registration statement. The Company and the Purchaser shall cooperate in good faith in connection with the furnishing of information required for such registration and the taking of such other actions as may be legally or commercially necessary in order to effect such registration. Within 20 days following the date hereof, the Company shall file a registration statement on Form S-3 with respect to the resale of the Registration Shares and shall use its best efforts to cause such registration statement to become effective as soon as practicable thereafter. Such best efforts shall include, but not be limited to, (i) promptly responding to all comments received





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from the staff of the SEC, (ii) providing the Purchasers' counsel with a contemporaneous copy of all written communications from and to the staff of the SEC with respect to such registration statement, (iii) promptly preparing and filing amendments to such registration statement which are responsive to the comments received from the staff of the SEC, (iv) furnishing to each Purchaser such number of copies of each prospectus included in the registration statement for the Registration Shares, including each preliminary prospectus, each of which shall be in conformity with the requirements of the rules and regulations of the SEC, (v) notifying each Purchaser at any time when a prospectus relating to such Registration Shares is required to be delivered under rules and regulations of the SEC of the happening of any event as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of circumstances then existing, and at each Purchaser's request, preparing and furnishing to it a reasonable number of copies of a supplement to or amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registration Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, (vi) using its reasonable commercial efforts to cause all Registration Shares to be included for trading on the NASDAQ Stock Market, and
(vii) in instances where an exemption from such qualification is not available, using its reasonable best efforts to register or qualify the Registration Shares under the securities or blue sky laws of such jurisdictions as each Purchaser shall reasonably request; provided, that the Company shall not be required to register or qualify under the blue sky laws in states where the Company is already cleared. Once declared effective by the SEC, the Company shall cause such registration statement to remain effective until the earlier of (A) the sale by the Purchaser of all shares of Common Stock so registered, or (B) the end of the period during which shares of Preferred Stock remain convertible. In the event that the Company has not effected the registration of the Registration Shares within 90 days after the date hereof, the Company shall pay to each Purchaser by wire transfer, as liquidated damages for such failure and not as a penalty, an amount in cash equal to $100,000 for each period of 30 consecutive days (or portion thereof) following the expiration of such 90-day period, such amounts to be due and payable on the last day of each such period. The payment of such liquidated damages shall not relieve the Company from its obligations to register the Registration Shares pursuant to this Article IV





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except as hereinafter provided.  In addition to the payment of such liquidated damages, if the registration of the Registration Shares has not been effected within 180 days of the date hereof the Company shall, within five business days of a written request therefor from a Purchaser, repurchase all of the shares of Preferred Stock or all of the Registration Shares issued upon the conversion thereof held by such Purchaser, in each case for a cash purchase price equal to $5,000,000 (ratably reduced to the extent such Purchaser shall have disposed of shares of Preferred Stock or Registration Shares prior to such purchase) by wire transfer of immediately available funds to an account designated by such Purchaser. Upon payment of such amount to such Purchaser, the obligation of the Company to pay liquidated damages to such Purchaser as a consequence of the failure to effect the registration of the Registration Shares shall be terminated prospectively.

                     (b) In anticipation of the registration of the Registration Shares under the Securities Act and the rules and regulations promulgated thereunder pursuant to this Agreement, the Company will: (i) indemnify and hold harmless each Purchaser and each other person, if any, who controls each Purchaser within the meaning of the Securities Act (each such party, an "Indemnified Party"), to the fullest extent permitted by law, against any losses, claims, damages or liabilities, joint or several, to which any such Indemnified Party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which the Registration Shares were registered under the Securities Act and the rules and regulations promulgated thereunder, any preliminary prospectus or final prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (ii) reimburse each Indemnified Party for any legal or any other expenses reasonably incurred thereby in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Indemnified Party





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specifically for use in the preparation thereof.

                     (c) Each Purchaser will (i) indemnify and hold harmless the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, to the fullest extent permitted by law, against any losses, claims, damages or liabilities, joint or several, to which the Company or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which the Registration Shares were registered under the Securities Act and the rules and regulations promulgated thereunder, any preliminary prospectus or final prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) reimburse the Company and each other person, if any, who controls the Company within the meaning of the Securities Act for any legal or any other expenses reasonably incurred thereby in connection with investigating or defending any such loss, claim, damage, liability or action, in each case to the extent and only to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus or said prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Purchaser specifically for use in the preparation thereof; provided, however, that the aggregate liability of each Purchaser to the Company or such controlling person shall be limited to the net proceeds received by such Purchaser from the sale of Registration Shares covered by such registration statement.

                     (d) in addition to the indemnification and remedies provided above, each of the Company, on the one hand, and the Purchasers, on the other hand, agrees to indemnify the other and hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) which the other party may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made by it in this Agreement.





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                                   ARTICLE V

                                 Miscellaneous

              5.1 Collateral Agreements, Amendments and Waivers. This Agreement supersedes all prior documents, understandings and agreements, oral or written, relating to this transaction and constitutes the entire understanding between the parties with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement may be made only by an instrument in writing executed by the party against whom enforcement thereof is sought.

              5.2 Successors and Assigns. Neither the Purchasers' nor the Company's rights or obligations under this Agreement may be assigned, except that each Purchaser may assign its rights hereunder to an affiliate, provided that (i) such affiliate is deemed an "accredited investor" within the meaning of Regulation D of the Securities Act, (ii) the affiliate certifies to the Company that it is an "accredited investor," and (iii) the affiliate shall execute and deliver such documentation as the Company deems necessary to be bound by the terms of this Agreement. Any assignment in violation of the foregoing shall be null and void. Subject to the preceding sentences of this
Section 5.2, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

              5.3 Expenses. Each party shall pay all costs and expenses incurred by it in connection with the negotiation, execution and delivery of this Agreement and the transactions contemplated hereby. The Company shall pay all costs and expenses incurred in connection with the registration of the Registration Shares pursuant to Article IV hereof, except that the Company will not be responsible for paying either Purchaser's legal costs or brokerage commissions incurred in connection therewith.

              5.4 Invalid Provisions. If any provision of this Agreement is held to he illegal, invalid or unenforceable under present or future laws, then, if possible, such illegal, invalid or unenforceable provision will be modified to such extent as is necessary to comply with such present or future laws and such modification shall not affect any other provision hereof, provided that if such provision may not be so modified such illegality, invalidity or unenforceability will not affect any other provision, but this Agreement will be reformed, construed and





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enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

              5.5 Notices. In any case where any notice or other communication is required or permitted to be given hereunder (including, without limitation, any change in the information set forth in this Section 5.5) such notice or communication shall be in writing and (i) personally delivered, (ii) sent by registered United States mail, postage prepaid, return receipt requested, (iii) transmitted by telecopy, or (iv) sent by way of a recognized overnight courier service, postage prepaid, return receipt requested with instructions to deliver on the next business day, in each case as follows:

                     if to the Company, to:

                     American Telecasting, Inc.
                     5575 Tech Center Drive
                     Suite 300
                     Colorado Springs, Colorado 80919
                     Attention: David Sentman
                     Telecopy:     (800) 215-5740

                     with a copy to:

                     McDermott, Will & Emery
                     1850 K Street
                     Washington, D.C. 20006
                     Attention: Robert N. Jensen, Esq.
                     Telecopy:     (212) 778-8087


                     if to any Purchaser, to such Purchaser:

                     c/o Larkin Corporate Consultants, Ltd.
                     20 Clanwilliam Terrace
                     Dublin 2
                     Republic of Ireland
                     Telecopy:     (___) _____________

                     with a copy to:

                     Law Offices of Dan Brecher
                     909 3rd Avenue
                     New York, New York 10022
                     Attention:  Dan Brecher, Esq.
                     Telecopy:  (212) 593-5408





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              5.6    Public Accountant.  Neither the Company nor the
Purchasers, shall issue or cause the publication of any press release or other public announcement with respect to the transactions contemplated by this Agreement without the consent of the other party, which consent shall not be unreasonably withheld, provided that the Company may make such disclosure as it deems appropriate pursuant to its reporting obligations under the Exchange Act and that each party may issue such press releases or public announcements as shall be required by law.

              5.7 No Third-Party Beneficiaries. No person or entity not a party to this Agreement shall be deemed to be a third-party beneficiary hereunder or entitled to any rights hereunder.

              5.8 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW. EACH OF THE PARTIES CONSENTS TO THE JURISDICTION OF THE FEDERAL COURTS WHOSE DISTRICTS ENCOMPASSES ANY PART OF THE STATE OF NEW YORK OR THE STATE COURTS OF THE STATE OF NEW YORK IN CONNECTION WITH ANY DISPUTE ARISING UNDER THIS AGREEMENT AND HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION BASED ON FORUM NON CONVENIENS, TO THE BRINGING OF ANY SUCH PROCEEDING IN SUCH JURISDICTIONS. EACH PARTY HEREBY AGREES THAT IF ANOTHER PARTY TO THIS AGREEMENT OBTAINS A JUDGMENT AGAINST IT IN SUCH A PROCEEDING, THE PARTY WHICH OBTAINED SUCH JUDGEMENT MAY ENFORCE SAME BY SUMMARY JUDGMENT IN THE COURTS OF ANY COUNTRY HAVING JURISDICTION OVER THE PARTY AGAINST WHOM SUCH JUDGMENT WAS OBTAINED, AND EACH PARTY HEREBY WAIVES ANY DEFENSES AVAILABLE TO IT UNDER LOCAL LAW AND AGREES TO THE ENFORCEMENT OF SUCH A JUDGMENT. EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY SUCH PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH HEREIN. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

              5.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute but one agreement binding upon each of the parties hereto.

                       [signatures on the following page]

       IN WITNESS WHEREOF, the parties hereto have duly executive this Agreement as of the date first above.



                                   AMERICAN TELECASTING, INC.



                                   By:
                                     ----------------------------
                                      Name:
                                           ----------------------
                                      Title:
                                            ---------------------


                                   WARTONE PROPERTY HOLDINGS LTD.


                                   By:
                                     ----------------------------
                                      Name:
                                           ----------------------
                                      Title:
                                            ---------------------


                                   HARLEKO LTD.

                                   By:
                                     ----------------------------
                                      Name:
                                           ----------------------
                                      Title:
                                            ---------------------


                                   TARIAN PROPERTIES LTD.

                                   By:
                                     ----------------------------
                                      Name:
                                           ----------------------
                                      Title:
                                            ---------------------





                                      -14-